September 14, 1998
                         THE DREYFUS SOCIALLY RESPONSIBLE
                                 GROWTH FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1998
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE TENTH PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."
        Paul A. Hilton serves as the Fund's primary portfolio manager with respect to its areas of social concern. Mr. Hilton has been employed by The Dreyfus Corporation since August 1998. From April 1997 through August 1998, he was a Research Analyst in the Social Awareness Investment program at Smith Barney Asset Management, a division of Travelers Group. From May 1995 through April 1997, he served as a Project Director for corporate social responsibility research at the Council on Economic Priorities.
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